EXHIBIT 10.63

AGREEMENT BETWEEN FULL HOUSE RESORTS, INC.
& RAM ENTERTAINMENT, LLC REGARDING
PURCHASE OF HURON POTAWATOMI CASINO SITE

This AGREEMENT is dated as of September 4, 2003, by and between FULL HOUSE RESORTS, INC., a Delaware corporation with an address at 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147 (“Full House”) and RAM ENTERTAINMENT, LLC, with an address at c/o Mark Knobel, 165 W. Liberty Street #210, Reno, Nevada 89501 (“RAM”).  (RAM and Full House are collectively referred to herein as the “Parties”.)

WITNESSETH:

Whereas, Full House and RAM entered into an Investor Agreement dated as of February 15, 2002, and an Amendment to Investor Agreement dated as of February 15, 2003, (collectively, the “Investor Agreement”) which concern Gaming Entertainment (Michigan), LLC (“GEM”) and which remain in full force and effect according to their terms;

Whereas, GEM has entered into certain management agreements with the Nottawaseppi Band of Huron Potawatomi (the “Tribe”), regarding its financing, development and management of gaming activities for the Tribe, including the acquisition of certain real property located in Emmett Township, Calhoun County, Michigan, which the Parties intend shall be taken into trust for the Tribe and utilized as its casino site following approval by the Bureau of Indian Affairs, all as set forth in the Investor Agreement (the “Site”);

Whereas, GEM, with the approval of the Parties, recently entered into an Agreement Concerning the Exercise of the Tribe’s Option to Purchase Real Estate; Right of First Refusal, dated as of August 12, 2003 and made a part hereof as Attachment A (the “Site Agreement”), with the Tribe regarding the exercise by GEM of the Tribe’s option to purchase the Site and the acquisition by GEM of title to the Site in its name, upon the terms and conditions set forth in the Site Agreement; and

Whereas, Full House and RAM have determined that it is in their best interests that each advance to GEM one half of the amount necessary for GEM to purchase the Site upon the terms set forth herein and in the Site Agreement, said amount to be treated as an advance rather than a capital contribution;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.  On or before September 3, 2003, Full House and RAM shall each deposit the sum of One Million Nine Hundred Twenty-Nine Thousand Four Hundred Twenty Dollars ($1,929,415) into the Trust Account of attorney Joseph Lloyd, to be utilized for GEM’s purchase of the Site, as reflected on the draft closing statement made a part hereof as Attachment B;

2.  GEM shall hold title to the Site only in accordance with the terms set forth in the Site Agreement executed between GEM and the Tribe;

3.  In the event that the Site is not transferred to the United States in trust for the Tribe’s benefit in the manner prescribed by the Secretary of the Interior, and

(i) the Tribe purchases the Site upon the terms set forth in the Site Agreement, or

(ii) the Tribe declines to purchase the Site upon the terms set forth in the Site Agreement, then GEM shall sell the Site upon such terms as are commercially-reasonable, and

GEM shall distribute the proceeds from the sale or financing of the Site, first to RAM in the amount of $1,929,415, then to Full House in the amount of $1,929,415, and any excess proceeds over that amount shall be distributed equally between Full House and RAM..  Full House agrees to execute such other documents as reasonably requested to secure RAM’s distribution.

In witness whereof, the Parties hereto have duly executed this Agreement as of the day and year first written above.

FULL HOUSE RESORTS, INC.		RAM ENTERTAINMENT, LLC

By:	/s/ Michael P. Shaunnessy	By:	/s/ Robert Mathewson
	Michael P. Shaunnessy		Robert Mathewson
	Executive Vice President		Managing Member

FOR VALUE RECEIVED AND IN CONSIDERATION OF BENEFITS CONFERRED ON GEM BY THIS AGREEMENT, GEM HEREBY AGREES TO PERFORM SUCH TERMS CONTAINED HEREIN AS THOSE TERMS APPLY TO IT.

GAMING ENTERTAINMENT (MICHIGAN), LLC

By:	/s/ Michael P. Shaunnessy
Michael P. Shaunnessy, Executive Vice President
Full House Resorts, Inc., Managing Member